UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2015

8point3 Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2015, 8point3 Energy Partners LP (the “Partnership”) completed its initial public offering (the “Offering”) of 20,000,000 Class A shares representing limited partner interests in the Partnership (“Class A Shares”) at $21.00 per Class A Share pursuant to a Registration Statement on Form S-1, as amended (File No. 333-202634), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on March 10, 2015. The material provisions of the Offering are described in the prospectus, dated June 18, 2015, filed with the Commission on June 19, 2015 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance, Assignment and Assumption Agreement

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance, Assignment and Assumption Agreement (the “Contribution Agreement”) with FS Holdings, Maryland Solar Holdings, Inc. (“MD Solar Holdings”), SP Holdings and OpCo. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

1.	FS Holdings transferred to OpCo a 100% interest in FSAM Lost Hills Blackwell Holdings, LLC, a 100% interest in FSAM NS Holdings, LLC and a 100% interest in FSAM SG2 Holdings, LLC.

2.	MD Solar Holdings transferred to OpCo a 100% interest in Maryland Solar LLC.

3.	SP Holdings agreed to amend and restate the Limited Liability Company Agreement of OpCo to admit FS Holdings, MD Solar Holdings and the Partnership as additional members and to recapitalize the outstanding membership interests of OpCo.

4.	OpCo (i) issued to FS Holdings and MD Solar Holdings an aggregate of 5,420,815 OpCo Common Units and 15,395,115 subordinated units in OpCo (“OpCo Subordinated Units”), representing an 8.0% and 22.6% limited liability company interest in OpCo, (ii) distributed to FS Holdings and MD Solar Holdings $283,726,174.76 in cash and (iii) granted to FS Holdings and MD Solar Holdings the right to receive additional OpCo Common Units and Class B shares representing limited partnership interests in the Partnership (“Class B Shares”) if the underwriters in the Offering do not exercise their option to purchase additional Class A Shares.

5.	The Partnership issued to FS Holdings and MD Solar Holdings an aggregate of 20,815,930 Class B Shares, representing a 30.6% voting interest in the Partnership.

6.	OpCo (i) issued to SP Holdings 7,079,185 OpCo Common Units and 20,104,885 OpCo Subordinated Units, representing a 10.4% and 29.6% limited liability company interest in OpCo, (ii) distributed to SP Holdings $370,525,475.24 in cash and (iii) granted to SP Holdings the right to receive additional OpCo Common Units and Class B Shares if the underwriters in the Offering do not exercise their option to purchase additional Class A Shares.

7.	The Partnership issued to SP Holdings 27,184,070 class B shares (“Class B Shares)” representing a 40.0% voting interest in the Partnership.

8.	OpCo issued to Holdings all of the incentive distribution rights in OpCo.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with its general partner, 8point3 General Partner, LLC (the “General Partner”), 8point3 Holding Company, LLC (“Holdings”), First Solar, Inc. (“First Solar”), SunPower Corporation (“SunPower”) and 8point3 Operating Company, LLC (“OpCo”), that addresses the following matters:

•	the right of each of First Solar and SunPower (each a “sponsor” and together the “sponsors”) or its designees to perform certain services for the project entities contributed by such sponsor, including certain construction, engineering, design and procurement services, certain equipment supply services, and certain operation and maintenance and administrative services (all such services to be provided on market-based terms by contract administered on an arms-length basis);

•	each sponsor’s obligation to pay to OpCo (i) all costs required to achieve commercial operation for any project contributed by such sponsor (to the extent that a project has not achieved commercial operation as of the closing of the Offering), and (ii) certain liquidated damages in the event that such project fails to achieve commercial operation pursuant to an agreed schedule;

•	each sponsor’s undertakings on the part of certain of its affiliates who are members of the contributed project entities or who provide asset management, construction, operating and maintenance and other services to such entities;

•	each sponsor’s obligation to provide and maintain credit support on behalf of the project entities contributed by such sponsor under specified circumstances, and OpCo’s obligation to reimburse such sponsor upon any demand or draw under such credit support;

•	each sponsor’s obligation to indemnify OpCo for certain costs it incurs with respect to certain tax-related events and events in connection with tax equity financing arrangements;

•	certain confidentiality obligations of all parties; and

•	the Partnership’s undertaking not to use, directly or indirectly, any service marks, trade names, domain names or related insignia containing the words “First Solar” or “SunPower” without the prior written consent of such party.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Right of First Offer Agreements

On June 24, 2015, in connection with the closing of the Offering, OpCo entered into (i) a Right of First Offer Agreement with First Solar and (ii) a Right of First Offer Agreement with SunPower (collectively, the “ROFO Agreements”). Under the applicable ROFO Agreement, each sponsor granted to OpCo a right of first offer to purchase certain of its solar energy projects for a period of five years following the closing of the Offering, subject to certain exceptions (including an exception for sales of a partial economic interest in such projects in connection with tax equity investments).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the ROFO Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Long-Term Incentive Plan

In connection with the Offering, the Partnership adopted the 8point3 General Partner, LLC Long-Term Incentive Plan (the “LTIP”) for employees, consultants and directors of the General Partner or its affiliates who perform services for the Partnership or its affiliates. The LTIP was approved by the General Partner on June 18, 2015 and became effective immediately prior to the closing of the Offering. Awards under the LTIP may consist of unrestricted shares, restricted shares, restricted share units, options and share appreciation rights. The LTIP limits the number of shares that may be delivered pursuant to awards to 2,000,000 Class A Shares, subject to any adjustment due to recapitalization, reorganization or a similar event permitted under the LTIP. The LTIP provides that no director may receive awards in any calendar year with a grant date value in excess of $250,000.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Management Services Agreements

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into (i) a Management Services Agreement (the “FS MSA”) with OpCo, the General Partner, Holdings and First Solar 8point3 Management Services, LLC, a wholly-owned subsidiary of First Solar (the “FS Service Provider”), and (ii) a Management Services Agreement (the “SP MSA” and, together with the FS MSA, the “MSAs”) with OpCo, the General Partner, Holdings and SunPower Capital Services, LLC, a wholly-owned subsidiary of SunPower (the “SP Service Provider” and, together with FS Service Provider, the “Service Providers”). Pursuant to the MSAs, the Service Providers or their affiliates will provide certain services to the Partnership, the General Partner, OpCo and Holdings (the “Service Recipients”).

Pursuant to the SP MSA, the SP Service Provider will provide or arrange for the provision of services to the Service Recipients including, but not limited to: general oversight over the services provided under the FS MSA; preparation of certain budgets; certain cash management, billing, collection, treasury, accounting and banking services; supervision over the preparation and submission of financial statements; certain insurance services; and certain investor relations services.

Pursuant to the FS MSA, the FS Service Provider will provide or arrange for the provision of services to the Service Recipients including, but not limited to: general oversight over the services provided under the SP MSA; supervision over the preparation and filing of taxes; certain services related to information technology systems; and certain internal audit and compliance services.

OpCo, on behalf of the Partnership, the General Partner and itself, will initially pay an annual management fee of $1.1 million to the SP Service Provider and $0.6 million to the FS Service Provider, and Holdings will initially pay an annual management fee of $50,000 to each Service Provider, which such amounts will be adjusted annually for inflation. Between December 1, 2015 and November 30, 2016, each Service Provider has a one-time right to increase its management fee by an amount not to exceed 15% in the event that the such Service Provider’s costs exceed the amount of its management fee. In addition, each of OpCo and Holdings are required to reimburse the Service Providers for all out-of-pocket fees, costs and expenses the Service Providers incur in connection with the provision of services under the MSAs, subject to certain limitations. The Service Recipients are also obligated to indemnify the Service Providers and their affiliates for claims arising in connection with the provision of services under the MSAs.

Each of the MSAs has an initial term of five years (subject to specified early termination provisions), and will automatically renew for successive five-year periods unless OpCo or the applicable Service Provider provides timely written notice that it does not wish for the agreement to be renewed.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the MSAs, which are filed as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Exchange Agreement

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into an Exchange Agreement (the “Exchange Agreement”) with the General Partner, OpCo, SunPower YC Holdings, LLC, a wholly owned subsidiary of SunPower (“SP Holdings”), and First Solar 8point3 Holdings, LLC, a wholly owned subsidiary of First Solar (“FS Holdings”). Pursuant to the Exchange Agreement, each of SP Holdings and FS Holdings can tender common units in OpCo and an equal number of its Class B shares representing limited partnership interests in the Partnership (together, the “Tendered Units”), for redemption to OpCo and the Partnership. Each of SP Holdings and FS Holdings has the right to receive, at the election of

OpCo with the approval of the conflicts committee of the General Partner, either the number of Class A Shares equal to the number of Tendered Units or a cash payment equal to the number of Tendered Units multiplied by the then current trading price of the Class A Shares. In addition, the Partnership has the right, but not the obligation, to directly purchase such Tendered Units for cash or Class A Shares at its election, subject to the approval of the conflicts committee of the General Partner.

If OpCo elects to require the delivery of Class A Shares in exchange for any Tendered Units, the exchange will be on a one-for-one basis, subject to adjustment in the event of splits or combinations of units, distributions of warrants or other unit purchase rights, specified extraordinary distributions and similar events. If OpCo elects to deliver cash in exchange for such Tendered Units, or if the Partnership exercises its right to purchase Tendered Units for cash, the amount of cash payable will be based on the net proceeds received by the Partnership in a sale of an equivalent number of Class A Shares.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into a Registration Rights Agreement with FS Holdings and SP Holdings, pursuant to which each of FS Holdings and SP Holdings and their affiliates are entitled to demand registration rights, including the right to demand that a shelf registration statement be filed, and “piggyback” registration rights, for any Class A Shares that each acquires.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Equity Purchase Agreement

On June 24, 2015, in connection with the closing of the Offering, the Partnership entered into an Equity Purchase Agreement with OpCo, pursuant to which the Partnership agreed to use all of the net proceeds from the Offering to purchase 20,000,000 of OpCo’s common units (“OpCo Common Units”) from OpCo.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Securities.

The description in Item 1.01 of the issuances by the Partnership of Class B shares to FS Holdings and SP Holdings on June 24, 2015 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Agreement of Limited Partnership of 8point3 Energy Partners LP

On June 24, 2015, in connection with the closing of the Offering, the Partnership amended and restated its Partnership Agreement (as amended, the “Partnership Agreement”), which includes, among other things, a change of the end of the fiscal year of the Partnership to November 30. The description of the Partnership Agreement contained in the section of the Prospectus entitled “Material Provisions of the 8point3 Partners Partnership Agreement” is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of 8point3 Operating Company, LLC

On June 24, 2015, in connection with the closing of the Offering, OpCo amended and restated its Limited Liability Company Agreement (as amended, the “OpCo LLC Agreement”). The description of the OpCo LLC Agreement contained in the section of the Prospectus entitled “Material Provisions of the OpCo Limited Liability Company Agreement” is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the OpCo LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Limited Liability Company Agreement of 8point3 General Partner, LLC

On June 24, 2015, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “GP LLC Agreement”). The amendment to the GP LLC Agreement included, among other things, outlining the rights of the sole member and the management of the Partnership’s business by the board of directors of the General Partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the GP LLC Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
3.1	Amended and Restated Agreement of Limited Partnership of 8point3 Energy Partners LP dated June 24, 2015.

3.2	Amended and Restated Limited Liability Company Agreement of 8point3 Operating Company, LLC dated June 24, 2015.

3.3	Amended and Restated Limited Liability Company Agreement of 8point3 General Partner, LLC dated June 24, 2015.

10.1	Contribution, Conveyance, Assignment and Assumption Agreement dated June 24, 2015, by and among First Solar 8point3 Holdings, LLC, Maryland Solar Holdings, Inc., SunPower YC Holdings, LLC, 8point3 Energy Partners LP and 8point3 Operating Company, LLC.

10.2	Omnibus Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.3	Right of First Offer Agreement dated June 24, 2015, by and between 8point3 Operating Company, LLC and First Solar, Inc.

10.4	Right of First Offer Agreement dated June 24, 2015, by and between 8point3 Operating Company, LLC and SunPower Corporation.

10.5	8point3 General Partner, LLC Long-Term Incentive Plan.

10.6	Management Services Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and First Solar 8point3 Management Services, LLC.

10.7	Management Services Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and SunPower Capital Services, LLC.

10.8	Exchange Agreement dated June 24, 2015, by and among SunPower YC Holdings, LLC, First Solar 8point3 Holdings, LLC, 8point3 Operating Company, LLC, 8point3 General Partner, LLC and 8point3 Energy Partners LP.

10.9	Registration Rights Agreement dated June 24, 2015, by and among 8point3 Energy Partners LP, First Solar 8point3 Holdings, LLC and SunPower YC Holdings, LLC.

10.10	Equity Purchase Agreement dated June 24, 2015, by and between 8point3 Energy Partners LP and 8point3 Operating Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:	/s/ Jason E. Dymbort
Jason E. Dymbort General Counsel

Date: June 30, 2015

INDEX TO EXHIBITS

Number	Description
3.1	Amended and Restated Agreement of Limited Partnership of 8point3 Energy Partners LP dated June 24, 2015.

3.2	Amended and Restated Limited Liability Company Agreement of 8point3 Operating Company, LLC dated June 24, 2015.

3.3	Amended and Restated Limited Liability Company Agreement of 8point3 General Partner, LLC dated June 24, 2015.

10.1	Contribution, Conveyance, Assignment and Assumption Agreement dated June 24, 2015, by and among First Solar 8point3 Holdings, LLC, Maryland Solar Holdings, Inc., SunPower YC Holdings, LLC, 8point3 Energy Partners LP and 8point3 Operating Company, LLC.

10.2	Omnibus Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.3	Right of First Offer Agreement dated June 24, 2015, by and between 8point3 Operating Company, LLC and First Solar, Inc.

10.4	Right of First Offer Agreement dated June 24, 2015, by and between 8point3 Operating Company, LLC and SunPower Corporation.

10.5	8point3 General Partner, LLC Long-Term Incentive Plan.

10.6	Management Services Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and First Solar 8point3 Management Services, LLC.

10.7	Management Services Agreement dated June 24, 2015, by and among 8point3 Operating Company, LLC, 8point3 Energy Partners LP, 8point3 General Partner, LLC, 8point3 Holding Company, LLC and SunPower Capital Services, LLC.

10.8	Exchange Agreement dated June 24, 2015, by and among SunPower YC Holdings, LLC, First Solar 8point3 Holdings, LLC, 8point3 Operating Company, LLC, 8point3 General Partner, LLC and 8point3 Energy Partners LP.

10.9	Registration Rights Agreement dated June 24, 2015, by and among 8point3 Energy Partners LP, First Solar 8point3 Holdings, LLC and SunPower YC Holdings, LLC.

10.10	Equity Purchase Agreement dated June 24, 2015, by and between 8point3 Energy Partners LP and 8point3 Operating Company, LLC.